SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) February 7, 2005
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



















Item 5.03   Amendments to Articles of Incorporation; Change in Fiscal Year

On February 7, 2005, the Board of Directors of the Registrant elected to change the Company's current 52/53 week fiscal year ending on the last Friday in September to a 52 week fiscal year ending September 30 of each year, commencing with the first quarterly period ended December
31, 2004.



















































                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date: February 10, 2005         By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Vice President &
                                           Chief Financial Officer